MERRILL LYNCH LIFE INSURANCE COMPANY	ML LIFE INSURANCE COMPANY OF NEW YORK

Merrill Lynch Life Variable Annuity Separate Account C Supplement Dated July 13, 2009 to the Prospectus For	ML of New York Variable Annuity Separate Account C Supplement Dated July 13, 2009 to the Prospectus For
CONSULTS ANNUITY® (Dated May 1, 2008)	CONSULTS ANNUITY® (Dated May 1, 2008)
Effective July 10, 2009, (“Merger Date”) the Roszel/BlackRock Fixed Income Portfolio II merged into the Roszel/BlackRock Fixed Income Portfolio.
If you do not wish to be allocated to the Roszel/BlackRock Fixed Income Portfolio, you may reallocate your contract value to another subaccount. You will not be charged for the transfer from the Roszel/BlackRock Fixed Income Portfolio to another subaccount if the transfer is made prior to or up to 30 days after the Merger Date. This reallocation will not count as a transfer for purposes of any free transfers that you receive each contract year.